Supplement to the
Fidelity's Arizona Municipal Funds
October 31, 2001
Prospectus

The following information replaces the similar information found in the first two paragraphs under the heading "Principal Investment Risks" on page 10.

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Arizona, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

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AZI/SPZ-01-03 December 29, 2001
1.713591.107

SUPPLEMENT TO THE

FIDELITY®ARIZONA MUNICIPAL MONEY MARKET FUND
AND
SPARTAN ARIZONA MUNICIPAL INCOME FUND

October 31, 2001

STATEMENT OF ADDITIONAL INFORMATION

Effective January 1, 2002, the "Money Market Insurance" paragraph on page 7 is no longer applicable.

The following information replaces the similar information found in the "Performance" section on page 26.

As of August 31, 2001, an estimated 3.33% of Arizona Municipal Money Market's income was subject to state income taxes. Note that Arizona Municipal Money Market may invest in securities whose income is subject to the federal alternative minimum tax.

The following information replaces the similar information found in the "Distributions and Taxes" section on page 30.

As of August 31, 2001, Arizona Municipal Money Market had an aggregate capital loss carryforward of approximately $39,000. This loss carryforward, of which $34,000 and $5,000 will expire on August 31, 2008 and 2009, respectively, is available to offset future capital gains.

The following information replaces the similar information found in the "Trustee and Officers" section beginning on page 30.

DWIGHT D. CHURCHILL (47) is Vice President of Arizona Municipal Money Market (2000) and Spartan Arizona Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000), and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

STANLEY N. GRIFFITH (54) is Assistant Vice President of Arizona Municipal Money Market and Spartan Arizona Municipal Income (1998). Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

AZI/SPZB-01-04 December 29, 2001
1.713596.110